Exhibit 99.1

Exhibit 99.1

Investment Outlook

September 2015

Kevin E. Grant, CFA

Chief Executive Officer and President

JMP Securities Financial Services and Real Estate Conference

September 21, 2015

Forward-Looking Statements

This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. Such statements, including information relating to the Company’s expectations for distributions, financing from the Federal Home Loan Bank, availability and cost of financing, liquidity, counterparty risk, hedging, market conditions, monetary policy, return on equity, the yield curve, the economy, interest expense, affordability, availability and valuation of housing and mortgages, movements in interest rates, actions by the U.S. Government, the Federal Reserve and other government entities, the performance of the Company’s target assets, the impact of current Federal Reserve voters on certain policies of the Federal Reserve, the policy views of central banks, the size of the mortgage market, haircuts, borrowing capacity, and lending counterparties are not considered historical facts and are considered forward-looking information under the federal securities laws. This information may contain words such as “believes,” “plans,” “expects,” “intends,” “estimates” or similar expressions.

This information is not a guarantee of the Company’s future performance and is subject to risks, uncertainties and other important factors that could cause the Company’s actual performance or achievements to differ materially from those expressed or implied by this forward-looking information and include, without limitation, changes in the market value and yield of our assets, changes in interest rates and the yield curve, net interest margin, return on equity, availability and terms of financing and hedging, the likelihood that proposed legislation is made law and the anticipated impact thereof, actions by the U.S. government or any agency thereof, including the Federal Reserve, and the effects of such actions and various other risks and uncertainties related to our business and the economy, some of which are described in our filings with the SEC. Given these uncertainties, you should not rely on forward-looking information. The Company undertakes no obligations to update any forward-looking information, whether as a result of new information, future events or otherwise.

CYS Overview

A Real Estate Investment Trust Formed in January 2006

Target Assets

Agency Residential Mortgage Backed Securities

Senior Management

Kevin Grant, CEO, President, Chairman

Frances Spark, CFO

Focus on Cost Efficiency

Self managed: highly scalable

Extensive and Diverse Sources of Financing

Financing lines with 48 lenders

Swap agreements with 20 counterparties

Dividend Policy

Company intends to distribute all or substantially all of its REIT taxable income

FHLB Cincinnati Membership:

Compelling Economics + Flexibility = Strategic Advantage

Total FHLB Advances

1999 -2013 3 Month Rates LIBOR $ in Millions April 2007 -December 2009 FHLBDNs

Treasury

7% 1,000

900

6% 800 5% 700

600 4% 500 3% 400

300 2% 200 100 1%

0 0%

Apr Jul - Oct Jan Apr - Jul Oct Jan Apr - Jul Oct

1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 - 07 - - 08 - 08 - - 09 - 09 -

07 07 08 08 09 09

Enhanced Liquidity Increased borrowing capacity improves liability management.

Compelling Economics Fixed/Floating rates, amortizing structures, embedded options available out to 30 years. Lowers hedging costs, reduces hedging limitations.

Lower Volatility Financing across the curve enables a more closely matched book.

Counterparty Upgrade Aaa/AA+ Rated, GSE Execution

4

Agency MBS Market Continues To See Strong Demand

15 Year: Hedged vs. Unhedged

15 Year Fixed Hedged with Swaps: April 2009 - September 2015

5.00 4.50 4.00 3.50 3.00 2.50 2.00 1.50 1.00 0.50 0.00

2015 18,

Oct-15

September Jul-15

Apr-15 Jan-15 Oct-14 Jul-14 Apr-14 Jan-14 Oct-13 Jul-13 Short Apr-13 Long Jan-13

Borrow Invest Oct-12

Jul-12 Apr-12 Jan-12 Oct-11 Jul-11 Apr-11 Jan-11 Oct-10 Jul-10 Apr-10 Jan-10 Oct-09 Jul-09 Apr-09

15 Year Hedged (i) 15 Year Unhedged (ii)

Source: Bloomberg.

Note: Spreads calculated as: (i) 15 year Current Coupon Index = 50% 4 year swap, and (ii) 15 year Current Coupon Index

Agency MBS Market Continues To See Strong Demand

30 Year: Hedged vs. Unhedged

30 Year Fixed Hedged with Swaps: April 2009 - September 2015

5.25

4.75

4.25

3.75

3.25

2.75

2.25

1.75

1.25

0.75

2015 18,

Oct-15 Jul-15

September Apr-15

Jan-15 Oct-14 Jul-14 Apr-14 Jan-14 Oct-13 Jul-13 Apr-13

Short

Long Jan-13

Borrow Invest Oct-12

Jul-12 Apr-12 Jan-12 Oct-11 Jul-11 Apr-11 Jan-11 Oct-10 Jul-10 Apr-10 Jan-10 Oct-09 Jul-09 Apr-09

30 Year Hedged 30 Year Unhedged

Source: Bloomberg

Note: Spread calculated as: (i) 30 year Current Coupon Index - 80% 5 year swap

Lift Off Challenge:

Maintain Balance While Shifting Monetary Policy

5 Year Swap vs. Fed Funds

January 2005 – September 2015

3.50

3.00

2.50

2.00

1.50

1.00

0.50

0.00 -0.50 -1.00

2015 18,

Jan-15 Jan-14

September Jan-13

Jan-12 Jan-11 Jan-10 Jan-09 Jan-08 Jan-07 Jan-06 Jan-05

Yield Curve

Creates positive carry

Very low cost of financing

Good ROE

Hedge flexibility very important

Fed still fighting deflation

Source: Bloomberg

30 Yr MBS - 15 Yr MBS Spread

November 2012 – September 2015

1.10

1.00

0.90

0.80

0.70

0.60

0.50

0.40

0.30

2015

18, Aug-15 May-15 Feb-15

September Nov-14

Aug-14 May-14 Feb-14 Nov-13 Aug-13 May-13 Feb-13 Nov-12

30 Year MBS Have Cheapened Meaningfully Relative to 15 Year MBS

7 Yr Cap/Floor Implied Vol

April 2012 – September 2015

75.0

70.0

65.0

60.0

55.0

50.0

45.0

40.0

35.0

30.0

2015 18,

Oct-15 Jul-15 Apr-15

September Jan-15 Oct-14 Jul-14 Apr-14 Jan-14 Oct-13 Jul-13 Apr-13 Jan-13 Oct-12 Jul-12 Apr-12

Volatility in the Cap/Floor Markets Hit a Low in July 2013

Global Ten Year Yields:

Is U.S. Growth Out of Sync with Rest of World?

Government Ten Year Yields UK, US, Canada, Germany, Japan August 2011 - September 2015

3.00 2.50 2.00 1.50 1.00 0.50 0.00

Aug-15 May-15 Feb-15 Nov-14 Aug-14 May-14 Feb-14 Nov-13 Aug-13 May-13 Feb-13 Nov-12 Aug-12 May-12 Feb-12 Nov-11 Aug-11

August 2011 – Sept 2015

USGG10YR (0.047) GBTPGR10 (0.669) GCAN10YR (0.916)

GDBR10 (1.494)

GJGB10 (0.729)

Source: Bloomberg, September 18, 2015

Actual Economic Performance: Sluggish vs. Fed Projections

CYS INVESTMENTS

Economic projections of Federal Reserve Board members and Federal Reserve Bank presidents under their individual assessments of projected appropriate monetary policy, September 2015

Advance release of table 1 of the Summary of Economic Projections to be released with the FOMC minutes

Percent

Variable	Median[1]					Central tendency[2]					Range[3]				
	2015	2016	2017	2018	Longer run	2015	2016	2017	2018	Longer run	2015	2016	2017	2018	Longer run
Change in real GDP	2.1	2.3	2.2	2.0	2.0	2.0 – 2.3	2.2 – 2.6	2.0 – 2.4	1.8 – 2.2	1.8 – 2.2	1.9 – 2.5	2.1 – 2.8	1.9 – 2.6	1.6 – 2.4	1.8 – 2.7
June projection	1.9	2.5	2.3	n.a.	2.0	1.8 – 2.0	2.4 – 2.7	2.1 – 2.5	n.a.	2.0 – 2.3	1.7 – 2.3	2.3 – 3.0	2.0 – 2.5	n.a.	1.8 – 2.5
Unemployment rate	5.0	4.8	4.8	4.8	4.9	5.0 – 5.1	4.7 – 4.9	4.7 – 4.9	4.7 – 5.0	4.9 – 5.2	4.9 – 5.2	4.5 – 5.0	4.5 – 5.0	4.6 – 5.3	4.7 – 5.8
June projection	5.3	5.1	5.0	n.a.	5.0	5.2 – 5.3	4.9 – 5.1	4.9 – 5.1	n.a.	5.0 – 5.2	5.0 – 5.3	4.6 – 5.2	4.8 – 5.5	n.a.	5.0 – 5.8
PCE inflation	0.4	1.7	1.9	2.0	2.0	0.3 – 0.5	1.5 – 1.8	1.8 – 2.0	2.0	2.0	0.3 – 1.0	1.5 – 2.4	1.7 – 2.2	1.8 – 2.1	2.0
June projection	0.7	1.8	2.0	n.a.	2.0	0.6 – 0.8	1.6 – 1.9	1.9 – 2.0	n.a.	2.0	0.6 – 1.0	1.5 – 2.4	1.7 – 2.2	n.a.	2.0
Core PCE inflation[4]	1.4	1.7	1.9	2.0		1.3 – 1.4	1.5 – 1.8	1.8 – 2.0	1.9 – 2.0		1.2 – 1.7	1.5 – 2.4	1.7 – 2.2	1.8 – 2.1	
June projection	1.3	1.8	2.0	n.a.		1.3 – 1.4	1.6 – 1.9	1.9 – 2.0	n.a.		1.2 – 1.6	1.5 – 2.4	1.7 – 2.2	n.a.	
Memo: Projected appropriate policy path															
Federal funds rate	0.4	1.4	2.6	3.4	3.5	0.1 – 0.6	1.1 – 2.1	2.1 – 3.4	3.0 – 3.6	3.3 – 3.8	-0.1 – 0.9	-0.1 – 2.9	1.0 – 3.9	2.9 – 3.9	3.0 – 4.0
June projection	0.6	1.6	2.9	n.a.	3.8	0.4 – 0.9	1.4 – 2.4	2.4 – 3.8	n.a.	3.5 – 3.8	0.1 – 0.9	0.4 – 2.9	2.0 – 3.9	n.a.	3.3 – 4.3

NOTE: Projections of change in real gross domestic product (GDP) and projections for both measures of inflation are percent changes from the fourth quarter of the previous year to the fourth quarter of the year indicated. PCE inflation and core PCE inflation are the percentage rates of change in, respectively, the price index for personal consumption expenditures (PCE) and the price index for PCE excluding food and energy. Projections for the unemployment rate are for the average civilian unemployment rate in the fourth quarter of the year indicated. Each participant's projections are based on his or her assessment of appropriate monetary policy. Longer-run projections represent each participant's assessment of the rate to which each variable would be expected to converge under appropriate monetary policy and in the absence of further shocks to the economy. The projections for the federal funds rate are the value (rounded to the nearest 1/8 percentage point) of the midpoint of the projected appropriate target range for the federal funds rate or the projected appropriate target level for the federal funds rate at the end of the specified calendar year or over the longer run. The June projections were made in conjunction with the meeting of the Federal Open Market Committee on June 16–17, 2015.

1. For each period, the median is the middle projection when the projections are arranged from lowest to highest. When the number of projections is even, the median is the average of the two middle projections.
2. The central tendency excludes the three highest and three lowest projections for each variable in each year.
3. The range for a variable in a given year includes all participants' projections, from lowest to highest, for that variable in that year.
4. Longer-run projections for core PCE inflation are not collected.

Source: Board of Governors of the Federal Reserve, September, 2015

9

Transition to a Normalized Yield Curve:

Will the Fed Push Out - or Pull In - Forward Rate Guidance?

Overview of FOMC Participants Assessments of Appropriate Monetary Policy

Appropriate Timing of Policy Firming

13

3

1

Number of Participants

2015 2016 2017

Can the Economy Withstand the

Implied Path of 10 Year UST?

Ten Year Treasury and Implied Projection August 2011 - Sept 2015

3.5

%

3.0

2.5

2.0 Yield 1.5 1.0

0.5

0.0

Apr-16

+25 -25 Dec-15

Aug-15 Apr-15 Dec-14 Aug-14 Apr-14 Dec-13 Aug-13 Apr-13 Dec-12 Aug-12 Apr-12 Dec-11 Aug-11

Creates Significant Headwinds for the Economy

Housing Will Struggle

Corporate Interest Expense will rise

Source: Federal Reserve September2015 Forecast, Bloomberg, CYS

2015-16 Fed Voters: New Perspectives, Changing Outlooks

CYS INVESTMENTS



Hawkish
Neutral
Dovish
Board of Governors
Fischer
Tarullo
Yellen
Powell
Brainard
Dominguez
Landon
2015 Voters
Richmond: Lacker
Atlanta: Lockhart
New York: Dudley
Chicago: Evans
San Francisco: Williams
2016 Voters
St. Louis: Bullard
Cleveland: Mester
New York: Dudley
Kansas City: George
Boston: Rosengren

On January 6, 2015 President Obama nominated former community banker Allan Landon to the Federal Reserve Board of Governors, and on July 19, 2015 President Obama nominated University of Michigan Economist Kathryn Dominguez to fill the final open seat. Both nominations are subject to Senate confirmation.
Source: federalreserve.gov, Macroeconomic Advisers, LLC, Newsweek, Washington Post, SNL.

11

Central Banks:
Decidedly More Accommodative - Focus on Global Deflation Risk



Hawkish
Neutral
Dovish
USA
Yellin
EU
Draghi
India
Rajan
Canada
Poloz
UK
Carney
Japan
Kuroda
Japan
Kuroda
China
Xiaochuan
China
Xiaochuan
Australia
Stevens
Australia
Stevens
New Zealand
Wheeler
New Zealand
Wheeler
Brazil
Tombini
Brazil
Tombini

12

GSE/Legislative Reform: Moving at 'Election Year Pace'

CYS INVESTMENTS

Legislative Proposal	Level of Government Involvement	GSE Implication	Credit Risk Sharing	Status
Corker-Warner Bill *Introduced 6/25/13*	Limited: Only under catastrophic scenarios where losses on a pool of mortgages exceeds 10%	Completely wound down over 5 years	10% first-loss piece is sold to private entities	Corker-Warner under committee discussion but not yet put to vote. Either may become the front runner from the Senate side but both will likely have private capital in the first loss place with several mechanisms for risk sharing
Johnson - Crapo Bill *Committee Vote 5/15/14*	Based on Corker-Warner, limited: only on scenarios where losses on a pool of mortgages exceeds a 10% private loss position.	GSE's wound down over 5 year period, replaced by FMIC.	Similar to Corker-Warner, 10% first-loss piece is sold to private entities.	Senate Banking Committee voted in favor of the bill 13-9 on May 15, 2014. Insufficient support to allow the bill to be brought to the Senate floor for debate/vote. Warren, Schumer did not support, unlikely support under new Chair Shelby.
PATH Act **Hensarling Bill** *Introduced 7/22/13*	Very limited: dissolves the GSEs completely and reduces the scope of the FHA/VA guarantee	Placed into receivership and completely liquidated	Initially, a 10% risk-sharing program on new GSE and FHA business, although private market securitization is intended eventually to replace GSEs	No news. In early 2013, the Path Act seemed to be the clear front-runner on the House side. Passage of bill is highly unlikely. The final housing finance reform, if it happens, could be a compromise between the PATH Act and whatever comes out of the Senate.
Delaney-Carney-Himes **HR 1491** *Introduced 7/10/14*	Limited: Ginnie Mae is required to provide an explicit government guarantee once the 5% risk slice is eroded when one of the private monoline insurers defaults	GSEs will be slowly wound down and eventually converted into private reinsurers with limited capacities to take on mortgage credit risk	5% first-loss piece on each new Ginnie Mae securitization, as well as a 10% pro-rata risk slice on the top 95% of each Ginnie Mae securitization	Re-introduced 3/19/15. Unlikely to be endorsed under Rep. Hensarling or Sen. Shelby leadership.
Financial Regulatory Improvement Act of 2015 (Shelby Act) *Introduced 6/2/15*	Broad, multi-issue proposed legislation; largely focused on regulatory relief and ensuring consumer access to credit	Prepares GSEs for eventual reform	Risk-sharing with private investors must increase by 50% annually.	Passed Senate Banking Committee. Unlikely to garner Democratic support necessary for vote on Senate floor

Source: Barclays, CYS

13

Economic Recovery: Below Normal Pace

Total Nonfarm Private Payroll Employment

Updated: 2015-09-02

Civilian Unemployment Rate

Updated: 2015-09-04

Total Unemployed + All Marginally Attached + Total Employed Part Time for Economic Reasons

Updated: 2015-09-04

Capacity Utilization: Manufacturing

Updated: 2015-09-15

CPI-U All Items

Updated: 2015-09-16

U.S. Regular Conventional Gas Price $ per gal Updated: 2015-09-02

Source: Federal Reserve Bank of St. Louis

Housing Finance: No Rebound

Monthly Supply of Houses

January 1963- present

Home Ownership Rate

January 1965- present (%)

Share of Government Guaranteed Mortgages

1990 – 2013%

Source: U.S. Census Bureau and National Association of Realtors. St Louis Fed, www.census.gov

Mortgage Market: Shrinkage Continues

Mortgage Debt Outstanding

2007-2014

Mortgage Debt Outstanding

11,500 11,000 10,500 10,000 9,500 9,000

4.0%

3.5% Mortgage Debt Outstanding

3.0%

2.5% Growth

2.0% Rate

1.5%

1.0%

0.5%

0.0%

2007Q1 2007Q3 2008Q1 2008Q3 2009Q1 2009Q3 2010Q1 2010Q3 2011Q1 2011Q3 2012Q1 2012Q3 2013Q1 2013Q3 2014Q1 2014Q3 -0.5%

-1.0%

-1.5% Growth Rate -2.0%

Single Family

Mortgage Origination Volume

2000-2016E

Residential Mortgage Debt Decline Driven By:

1. Home prices now reset lower

2. Delevering Consumers/Homeowners

3. Psychology of lower leverage

4. Low volume of new and existing home sales

5. All-cash home purchase transactions, and higher downpayments

6. Scheduled principal payments

7. High percentage of cash-in refi’s versus cash-out refi’s.

8. QM Rules Restrictive

Source: http://www.federalreserve.gov/econresdata/releases/mortoutstand/current.htm

Source: U.S Department of Housing and Urban Development and Federal Financial Institutions Examination Council. 2014, 2015 and 2016 data based on the March 2015 estimate of Freddie Mac’s Office of the Chief Economist.

Mortgage Market: Shrinkage Continues

Agency MBS Gross and Net Issuance

Jan 2012 – July 2015

250 200 150 100 50 - (50)

Jul-15 May-15 Mar-15 Jan-15 Nov-14 Sep-14 Jul-14 May-14 Mar-14 Jan-14 Nov-13 Sep-13 Jul-13 May-13 Mar-13 Jan-13 Nov-12 Sep-12 Jul-12 May-12 Mar-12 Jan-12

Gross Issuance Net Issuance

20-Day Moving Average TBA Trading Volume

2015

Source: Goldman Sachs, J.P. Morgan

CYS Portfolio:

Composition and Dividends

CYS Agency RMBS and U.S. Treasury Portfolio1

$14.2B Portfolio

CYS Common Stock Dividends December2009 – September 2015

Common Dividends Per Share

Annualized Dividend Yield

Dividend Special Dividend Annualized Dividend Yield (2)

1 As of 6/30/15

2 From Q3 2009 to Q2 2015 the annualized dividend yield is calculated using the closing stock price at the quarter end. The Q3 2015 annualized dividend yield is calculated using the closing stock price on declaration date (September 8, 2015).

Note: the December 2012 dividend was composed of $0.40 quarterly cash dividend, and $0.52 special cash dividend.

CYS Portfolio: Characteristics

CYS Agency RMBS and U.S. Treasury Portfolio Characteristics*

Coupon Face Value (in 000’s) Fair Value(in 000’s) Amortized Cost Basis per Face Value Loan Balance(1) (in 000’s) Loan Age (1) (in months) 3-Month CPR(1)(2) Duration (3)

As of March 31, 2015

15-Year Agency Mortgage Securities Weighted-Average

U.S. Treasuries: 1.6%

20-Year Fixed Rate: 0.4%

Hybrid ARMs: 2.9%

15-Year Fixed Rate: 51.1%

30-Year Fixed Rate: 44.0%

3.0% $ 5,509,689 $ 5,716,221 $ 103.40 $ 280 13 10.3% 3,73

TBA 3.0% 171,200 177,365 103.28 n/a n/a n/a 3.79

3.5% 1,118,244 1,181,888 103.23 223 35 11.8% 3.27

4.0% 160,389 171,423 101.18 172 52 19.4% 3.00

4.5% 23,135 24,686 102.62 242 65 21.9% 2.51

Subtotal 6,982,657 7,271,583 103.32 268 18 10.9% 3.64

20-Year Agency Mortgage Securities

4,5% 58,336 63,308 102.89 217 59 26.0% 3.40

30-Year Agency Mortgage Securities

3.5% 2,018,700 2,082,819 104.58 328 3 4.7 5.64

TBA 3.5% 256,000 262,703 102.32 n/a n/a n/a 5.58

4.0% 3,366,529 3,574,519 105.41 283 12 15.2% 4.47

TBA 4.0% 167,000 176,933 105.67 n/a n/a n/a 4.36

4.5% 157,915 171,191 106.85 286 50 19.2 4.18

Subtotal 5,966,144 6,268,165 105.04 300 10 13.5% 4.90

Hybrid ARMs

3.1% 398,189 413,324 102.82 316 28 21.7% 2.69

U.S. Treasuries

1.5% 225,000 223,910 99.04 n/a n/a n/a 4.70

Total $ 13,630,326 $ 14,240,290 $ 103.98 $ 283 15 12.4% 4.18

15-Year Agency $ 7,257,479 $ 7,639,648 $ 103.32 $ 263 18 8.7% 3.12

20-Year Agency 63,673 69,978 102.92 217 56 18.8% 1.34

30-Year Agency 5,659,369 6,055,770 105.56 295 10 11.9% 3.20

Hybrid ARMS 757,035 790,548 102.81 318 31 12.3% 2.30

U.S. Treasuries 500,000 501,334 99.51 n/a n/a n/a 3.71

Total $ 14,237,556 $ 15,057,278 $ 104,04 $ 279 16 10.3% 3.12

* As of 6/30/15

(1) To-be-announced (“TBA”) securities are excluded from this calculation as they do not have a defined weighted-average loan balance or age until mortgages have been assigned to the pool.

(2) Represents the 3-month CPR of the Company’s Agency RMBS. The CPR experienced by the Company’s Agency RMBS during the period may differ. Securities with no prepayment history are excluded from this calculation.

(3) Duration measures the market price volatility of financial instruments as interest rates change, using Dollar Value of One Basis Point, or “DV01”, methodology. We generally calculate duration using various third-party financial models and empirical data. Different models and methodologies can produce different duration numbers for the same securities. Analytics provided by The Yield Book® software.

(4) Represents the weighted-average coupon of Hybrid ARMs.

Financial Data:

Income Statement and Core Earnings

Income Statement Three Months Ended

(in 000’s, except per share data) (Unaudited) 3/31/2015 6/30/2015

Interest income:

Interest income from Agency RMBS $ 80,060 $ 79,579

Other interest income 790 953

Total interest income 80,850 80,532

Interest expense:

Repurchase agreement and short-term FHLBC advances interest

expense 9,642 10,157

Long-term FHLBC advances interest expense — 105

Swap and cap interest expense 27,468 24,992

Total interest expense 37,110 35,254

Net interest income 43,740 45,278

Other Income (loss):

Net realized gain (loss) on investments 18,253 9,435

Net unrealized gain (loss) on investments 75,689 (176,899)

Net realized gain (loss) on termination of swap and cap contracts (2,568) (2,300)

Net unrealized gain (loss) on swap and cap contracts (74,800) 33,347

Net unrealized gain (loss) on long-term FHLBC advances — (11)

Other income 40 118

Total other income (loss) 16,614 (136,310)

Expenses:

Compensation and benefits 3,554 3,712

General, administrative and other 2,203 2,293

Total expenses 5,757 6,005

Net income (loss) $ 54,597 $ (97,037)

Dividends on preferred stock (5,203) (5,203)

Net income (loss) available to common stockholders $ 49,394 $ (102,240)

Net income (loss) per common share $ 0.31 $ (0.66)

Core Earnings Reconciliation Three Months Ended

(in 000’s) 3/31/2015 6/30/2015

Net income (loss) available to common stockholders $ 49,394 $ (102,240)

Net realized (gain) loss on investments (18,253) (9,435)

Net unrealized (gain) loss on investments (75,689) 176,899

Net realized (gain) loss on termination of swap and cap

contracts 2,568 2,300

Net unrealized (gain) loss on swap and cap contracts 74,800 (33,347)

Net unrealized (gain) loss on long-term FHLBC advances — 11

Core earnings $ 32,820 $ 34,188

Core earnings per average share $ 0.21 $ 0.22

Financial Data:
Key Balance Sheet and Performance Metrics

CYS INVESTMENTS

Key Balance Sheet Metrics (in thousands)	Three Months Ended 3/31/2015	6/30/2015
Average settled Debt Securities [(1)]	$ 12,653,266	$ 13,219,744
Average total Debt Securities [(2)]	$ 14,810,062	$ 14,711,932
Average repurchase agreements and FHLBC Advances [(3)]	$ 10,954,377	$ 11,610,144
Average Debt Securities liabilities [(4)]	$ 13,111,173	$ 13,102,332
Average stockholders' equity [(5)]	$ 1,981,424	$ 1,893,445
Average common shares outstanding [(6)]	160,523	157,334
Leverage ratio (at period end) [(7)]	6.77	7.06
Book Value per common share (at period end)	$ 10.53	$ 9.62
Key Performance Metrics*		
Average yield on settled Debt Securities [(8)]	2.56%	2.44%
Average yield on total Debt Securities including drop income [(9)]	2.57%	2.42%
Average cost of funds [(10)]	0.35%	0.35%
Average cost of funds and hedge [(11)]	1.36%	1.21%
Adjusted average cost of funds and hedge [(12)]	1.13%	1.08%
Interest rate spread net of hedge [(13)]	1.20%	1.23%
Interest rate spread net of hedge including drop income [(14)]	1.44%	1.34%
Operating expense ratio [(15)]	1.16%	1.27%
Total stockholder return on common equity [(16)]	3.14%	(5.98%)

The table above includes calculations of the Company's Agency RMBS and U.S. Treasury Securities portfolio ("Debt Securities")

1. The average settled Debt Securities is calculated by averaging the month end cost basis of settled Debt Securities during the period.
2. The average total Debt Securities is calculated by averaging the month end cost basis of total Debt Securities during the period.
3. The average repurchase agreements and short- and long-term FHLBC Advances (together, "FHLBC Advances") balances are calculated by averaging the month-end repurchase agreements and FHLBC Advance balances during the period.
4. The average Debt Securities liabilities are calculated by adding the average month end repurchase agreements and FHLBC Advances balances plus average unsettled Debt Securities during the period.
5. The average stockholders' equity is calculated by averaging the month end stockholders' equity during the period.
6. The average common shares outstanding are calculated by averaging the daily common shares outstanding during the period.
7. The leverage ratio is calculated by dividing (i) the Company's repurchase agreements and FHLBC Advance balances plus payable for securities purchased minus receivable for securities sold by (ii) stockholders' equity.
8. The average yield on Debt Securities for the period is calculated by dividing total interest income by average settled Debt Securities.
9. The average yield on total Debt Securities including drop income for the period is calculated by dividing total interest income plus drop income by average total Debt Securities. Drop income was $14.1 million and $8.6 million for Q1 and Q2 2015, respectively.
10. The average cost of funds for the period is calculated by dividing repurchase agreement and FHLBC Advance interest expense by average repurchase agreements and FHLB Advances for the period.
11. The average cost of funds and hedge for the period is calculated by dividing interest expense by average repurchase agreements and FHLBC Advances.
12. The adjusted average cost of funds and hedge for the period is calculated by dividing total interest expense by average total Debt Securities liabilities.
13. The interest rate spread net of hedge for the period is calculated by subtracting average cost of funds and hedge from average yield on settled Debt Securities.
14. The interest rate spread net of hedge including drop income for the period is calculated by subtracting adjusted average cost of funds and hedge from average yield on total Debt Securities including drop income.
15. The operating expense ratio for the period is calculated by dividing operating expenses by average stockholders' equity.
16. Calculated by change in book value plus dividend distributions on common stock.

*All percentages are annualized except total stockholder return on common equity.

21

Investment Outlook

September 2015

Kevin E. Grant, CFA

Chief Executive Officer and President

JMP Securities Financial Services and Real Estate Conference September 21, 2015